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                                                                    EXHIBIT 23.2

                        CONSENT OF ARTHUR ANDERSEN LLP


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                                                                    EXHIBIT 23.2
                                                                 ARTHUR ANDERSEN


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of this registration statement.



/s/ ARTHUR ANDERSEN LLP



Atlanta, Georgia
September 6, 2000